UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 29, 2008

                      NORANDA ALUMINUM HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                   333-148977                 20-8908550
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
       of Incorporation)                                  Identification Number)

         801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (615) 771-5700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In connection with Rick Anderson's retirement on October 31, 2008 as Chief Financial Officer of Noranda Aluminum Holding Corporation (the "Company"), the Company entered into a Termination and Consulting Agreement with Mr. Anderson on October 14, 2008. Pursuant to the agreement, Noranda will provide Mr. Anderson with cash severance, to which he was entitled under the Company's severance plan, of two years of base salary, payable as salary continuance through the end of 2008 and in a lump sum thereafter payable on or about January 15, 2009, and will also provide prorated incentive plan payments based on his active service in 2008, certain healthcare benefits, and use of a Company automobile for a period of time.

     Pursuant to the agreement, Mr. Anderson will serve as a consultant to the Company through May 18, 2012, subject to earlier termination of the consulting term by either party. During this consulting term, the Company will pay Mr. Anderson consulting fees and will reimburse him for reasonable business expenses. Mr. Anderson's Company stock options will continue to vest during the consulting term, provided that Mr. Anderson will generally be unable to exercise the options during the term. For purposes of the Company's Securityholders Agreement, Mr. Anderson's termination of employment will be deemed to occur on the final day of the consulting term and will, unless he is terminated for "cause" (as defined in the agreement) during the consulting term, be deemed a termination without "cause".

     Pursuant to the agreement, Mr. Anderson has agreed to certain ongoing confidentiality obligations and to non-solicitation and non-competition covenants following his retirement from the Company.

     In connection with his termination, Mr. Anderson signed a release agreement relating to potential claims against the Company. The agreement became effective on October 23, 2008, when Mr. Anderson's ability to revoke it expired. A copy of the agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety, and the description of the agreement set forth herein is qualified in its entirety by reference to the agreement.

Item 9.01. Financial Statements and Exhibits

Exhibit
Number    Description
------    -----------

10.1 Termination and Consulting Agreement, dated as of October 14, 2008, by and between the Company and Rick Anderson

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                             NORANDA ALUMINUM
                                                             HOLDING CORPORATION



Date: October 29, 2008                                   By: /s/ Alan K. Brown
                                                             -----------------
                                                             Alan K. Brown
                                                             General Counsel

EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

10.1 Termination and Consulting Agreement, dated as of October 14, 2008, by and between the Company and Rick Anderson